COMMERCIAL VARIABLE RATE REVOLVING OR DRAW NOTE

                                   BORROWER
                                   American Consumers, Inc.
                                   DBA Shop Rite Supermarket

                                   ADDRESS
Northwest Georgia Bank             418 Alamar Street
Battlefield Pkwy                   P.O. Box 2328
3610 Battlefield Pkwy              Fort Oglethorpe, GA  30742
Fort Oglethorpe, GA  30742         Telephone No.    Identification No.
(706) 858-8430 "LENDER"            (706) 861-3347

-----------------------------------------------------------------------------------
   OFFICER      INTEREST    PRINCIPAL     FUNDING   MATURITY  CUSTOMER   LOAN
IDENTIFICATION    RATE       AMOUNT/     AGREEMENT    DATE     NUMBER   NUMBER
                          CREDIT LIMIT     DATE
KF:39           VARIABLE  $  500,000.00   06/27/05  06/27/06            N-xxxxxxxxx
-----------------------------------------------------------------------------------
CAM   LT/15   CL/B    COL/33/17    PURP/73    CRC/4A    CT/307.00    INC/

PROMISE TO PAY: For value received, Borrower promises to pay the order of Lender the principal amount of FIVE HUNDRED THOUSAND AND NO/ 100 DOLLARS ($500,000.00), or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower under this Note, plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to accrued unpaid interest, then to unpaid principal and then to unpaid late charges and expenses, accrued unpaid interest, then to unpaid principal, or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

REVOLVING OR DRAW FEATURE: [X] This Note possesses a revolving feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. [_] This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to draw one or more times under this Note. Any repayment may not be reborrowed. The aggregate amount of such draws shall not exceed the full principal amount of this Note.
Information with regard to any loans or advances under this Note shall be recorded and maintained by Lender in its internal records and such records shall be conclusive of the principal and interest owed by Borrower under this Note unless there is a material error in such regards. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Borrower shall be entitled to inspect or obtain a copy of the records during Lender's business hours.

CONDITIONS FOR ADVANCES: If no Event of Default has occurred under this Note, Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:
     UPON AUTHORIZATION OF LENDER.

INTEREST RATE: This Note has a variable rate feature. The interest rate on this Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of THE ACTUAL NUMBER OF DAYS OVER 360 DAYS per year. Interest on this Note shall be calculated and payable at a variable rate equal to 0.000% per annum OVER the Index Rate. The initial interest rate on this Note shall be 6.000 % per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:
     FIRST  DAY  OF  EACH  MONTH.

RATE LIMITATIONS: Subject to applicable law, the minimum interest rate on this Note shall be 6.000 % per annum. The maximum interest rate on this Note shall not exceed 21.000% per annum. The maximum rate increase at any one time will be N/A %. The maximum rate decrease at any one time will be N/A %.

INDEX RATE: The Index Rate for this Note shall be:
     WALL STREET PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL.

If the Index Rate is redefined or becomes unavailable, then Lender may select another index which is substantially similar.

DEFAULT RATE: If there is an Event of Default under this Note, the Lender may, in its discretion, increase the interest rate on this Note to: 16.00% or the maximum interest rate Lender is permitted to charge by law, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:
     INTEREST ONLY PAYMENTS BEGINNING SEPTEMBER 27, 2005 AND CONTINUING AT QUARTERLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON JUNE 27, 2006.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date [_] with [X] without penalty. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender. If this Note is prepaid in full there will be:
[_] A minimum finance charge of $________________.  [_] A prepayment penalty of:


LATE CHARGE: If a payment is received more than 9 days late, Borrower will be charged a late charge of:
[_]  __________%  of  the  unpaid  portion  of  the payment;  [_]  $___________;
[X] 5.00 % of  the  unpaid  late  payment  or  $60.00,  whichever is [_] greater
[X] less,  as  permitted  by  law.

COLLATERAL: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in all of Borrower's right, title, and interest in all monies, instruments, savings, checking, share and other accounts of Borrower (excluding IRA, Keogh, trust accounts and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. [X] If checked, the obligations under this Note are also secured by the collateral described in any security instrument(s) executed in connection with this Note, and any collateral described in any other security instrument(s) securing this Note or all of Borrower's obligations.

1 NWGB CD#XXXXX, IN THE AMT. OF $303,993, AND ALL ACCTS. REC., INVENT., EQUIP., FURNIT. & FIXT. AS EVIDENCE BY UCC-1 DATED 3/12/01, FILE # 023-2001-0363.

CHECK PROCESSING FEE: If a check for payment is returned to Lender for any reason (for example, because there are insufficient funds in Borrower's checking account), Lender will assess a check processing fee of $ N/A which shall be added to the principal balance.

RENEWAL: [_] If checked, this Note is a renewal, but not a satisfaction, of Loan Number _____________

================================================================================
THE PERSONS SIGNING BELOW ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND AGREE TO THE PROVISIONS OF THIS NOTE, INCLUDING THE TERMS AND CONDITIONS ON THE
REVERSE  SIDE,  AND  FURTHER  ACKNOWLEDGE RECEIPT OF AN EXACT COPY OF THIS NOTE.
Dated:   June 27, 2005

BORROWER:  AMERICAN CONSUMERS, INC.       BORROWER:  AMERICAN CONSUMERS, INC.
           DBA SHOP RITE SUPERMARKET                 DBA SHOP RITE SUPERMARKET

     /s/ Michael A. Richardson                    /s/ Paul R. Cook
By:______________________________           By:______________________________
     Michael A. Richardson                        Paul R. Cook
     PRESIDENT                                    EXECUTIVE VICE PRESIDENT

                              TERMS AND CONDITIONS

1. EVENT OF DEFAULT. An Event of Default shall occur under this Note in the event that Borrower, any guarantor or any other third party pledging collateral to secure this Note:
(a) fails to make any payment on this Note or any other indebtedness to Lender when due;
(b) fails to perform any obligation, or breaches any warranty or covenant to Lender contained in this Note, any security instrument, or any other present or future written agreement regarding this or any other indebtedness of Borrower to Lender;
(c) provides or causes any false or misleading signature or representation to be provided to Lender;
(d) sells, conveys, or transfers rights in any collateral securing this Note without the written approval of Lender; or destroys, loses or damages such collateral in any material respect; or subjects such collateral to seizure, confiscation or condemnation.
(e) has a garnishment, judgement, tax levy, attachment or lien entered or served against Borrower, any guarantor, or any third party pledging collateral to secure this Note or any of their property;
(f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
     (g)  fails  to provide Lender evidence of satisfactory financial condition;
(h) has a majority of its outstanding voting securities sold, conveyed, or transferred to any person or entity other than any person or entity that has the majority ownership as of the date of the execution of this agreement; or
(i) if Lender deems itself insecure in good faith with respect to any of the obligations or indebtedness.

2. RIGHTS OF LENDER ON EVENT OF DEFAULT. If there is an Event of Default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):
(a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full; such acceleration shall be automatic and immediate if the Event of Default is a filing under the Bankruptcy Code;
(b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;
(c) to cease making advances under this Note or any other agreement between Borrower and Lender;
(d)  to take possession of any collateral in any manner permitted by law;
(e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;
(f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;
(g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
(h) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available under any other written agreement or applicable law.

3. DEMAND FEATURE. [_] If checked, this Note contains a demand feature. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION. Borrower will at all times keep proper books of record and account in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower relating to such fiscal year, such statements to include (i) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of changes in the financial position of Borrower for such fiscal year, prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender within fifteen (15) days after filing same, a copy of Borrower's income tax returns and also, from time to time, such other financial information with respect to Borrower as Lender may request.

5. MODIFICATION AND WAIVER. The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower or guarantor or any of its rights against any Borrower, guarantor, or any collateral securing any of Borrower's obligations.

6. SEVERABILITY. If any provision of this Note violates the law or is unenforceable, the rest of the Note shall remain valid. Notwithstanding anything contained in this Note to the contrary, in no event shall interest accrue under this Note, before or after maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof be paid, any excess shall constitute a payment of, and be applied to, the principal balance hereof, and if the principal balance has been fully paid, then such excess interest shall be repaid to Borrower.

7. ASSIGNMENT. Borrower agrees not to assign any of Borrower' rights, remedies or obligations described in the Note without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Borrower agrees that Lender is entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower.

8. NOTICE. Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and mailed to the parities at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW. Interest, including rates, fees and charges which compensate Lender for the extension of credit to Borrower under this Note, or which compensate Lender for any Default or breach by Borrower of the terms and conditions of this Note, shall be governed by federal law and the laws of the state of GEORGIA. All other terms and conditions of this Note shall be governed by the laws of the state of GEORGIA unless otherwise preempted by federal law. Unless applicable law provides otherwise, Borrower consents to the jurisdiction and venue of any court located in GEORGIA selected by Lender, in its discretion, in the event of any legal proceeding under this Note.

10. COLLECTION COSTS AND ATTORNEYS' FEES. To the extent permitted by law, Borrower agrees to pay all costs of collection, including attorneys' fees of 15 percent of the principal and interest owing on the indebtedness if the indebtedness is collected by law or through an attorney at law.

11. MISCELLANEOUS. This Note is being executed primarily for commercial, agricultural, or business purposes. Borrower will provide Lender with current financial statements and other financial information upon request. Borrower and Lender agree that time is of the essence. Borrower agrees to make all payments to Lender at any address designated by Lender and in lawful United States currency. Borrower and any person who endorses this Note waives presentment, demand for payment, notice of dishonor and protest and further waives any right to require Lender to proceed against anyone else before proceeding against Borrower or said person. All references to Borrower in this Note shall include all of the parties signing this Note, and this Note shall be binding upon the heirs, personal representatives, successors and assigns of Borrower and Lender. If there is more than one Borrower their obligations under this Note shall be joint and several. This Note represents the complete and integrated understanding between Borrower and Lender regarding the terms hereof.

12. JURY TRIAL WAIVER. LENDER AND BORROWER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SERCURING THIS NOTE.

13.  ADDITIONAL  TERMS:

*****THE MINIMUM INTEREST RATE FOR THIS NOTE SHALL BE 6.00%.*******